UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-0790350 (IRS Employer Identification Number)
430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On May 4, 2021, the stockholders of Bristol-Myers Squibb Company (the “Company”) approved the 2021 Stock Award and Incentive Plan (the “Plan”) at the annual meeting of stockholders (the “Annual Meeting”).

The material terms of the Plan are summarized on pages 83 through 91 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2021 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which are set forth in Exhibit B to the Proxy Statement. Forms of the Restricted Stock Units Agreements with a (i) three-year, (ii) four-year (iii) five-year, (iv) two-year cliff, and (v) and one-year cliff vesting periods under the Plan are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          At the Annual Meeting of Stockholders held on May 4, 2021, the stockholders of the Company approved the Certificate of Amendment to amend Article Ninth of the Amended and Restated Certificate of Incorporation. As more fully described in the Proxy Statement dated March 25, 2021, the amendment permits holders of at least 15% in voting power of the outstanding shares of the Company to call special meetings of stockholders in accordance with, and subject to, all applicable provisions of the Company’s Bylaws. The Certificate of Amendment filed with the Secretary of State of the State of Delaware on May 4, 2021 is attached to this report as Exhibit 3a and is incorporated herein by reference.

On May 4, 2021, concurrently with the stockholders’ approval of the Certificate of Amendment to permit holders of at least 15% in voting power of the outstanding shares to call special meetings of stockholders, corresponding amendments to Bylaw 6 that were previously approved by the Board of Directors (“Board”) became effective. The amendments to Bylaw 6 also revise and provide for certain new procedural requirements for stockholders to call a special meeting. In addition, the Board amended Bylaws 4, 7, 8, 9, 10, 11, 13, 18, 21, 26, 28, 49, 52 and 60 (previously Bylaw 59) to reflect revisions: (i) to the advance notice provisions for director nominations and shareholder proposals; (ii) to the procedural requirements for shareholders to call a special meeting; (iii) to certain procedural and other matters related to the conduct of shareholder meetings generally, including the authority of the chairman of the meeting; (iv) to the Board special meeting notice provision; and (v) for certain clarifying changes and other ministerial updates. A new Bylaw 59 was also added that is applicable during any emergency, disaster or catastrophe, as described in Section 110 of the General Corporation Law of the State of Delaware (an “Emergency”) that allows the Board to take any action that it determines to be practical and necessary to address the circumstances of the Emergency.

The foregoing summary and description of the revisions to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the revised Bylaws, a copy of which is attached as Exhibit 3b to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
3a	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective as of May 4, 2021.

3b	Amended and Restated Bylaws, effective as of May 4, 2021.

10.1	Form of Restricted Stock Units Agreement with 3-year vesting under the 2021 Stock Award and Incentive Plan.

10.2	Form of Restricted Stock Units Agreement with 4-year vesting under the 2021 Stock Award and Incentive Plan.

10.3	Form of Restricted Stock Units Agreement with 5-year vesting under the 2021 Stock Award and Incentive Plan.

10.4	Form of Restricted Stock Units Agreement with 2-year cliff vesting under the 2021 Stock Award and Incentive Plan.

10.5	Form of Restricted Stock Units Agreement with 1-year vesting under the 2021 Stock Award and Incentive Plan.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
3a	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective as of May 4, 2021.

3b	Amended and Restated Bylaws, effective as of May 4, 2021.

10.1	Form of Restricted Stock Units Agreement with 3-year vesting under the 2021 Stock Award and Incentive Plan.

10.2	Form of Restricted Stock Units Agreement with 4-year vesting under the 2021 Stock Award and Incentive Plan.

10.3	Form of Restricted Stock Units Agreement with 5-year vesting under the 2021 Stock Award and Incentive Plan.

10.4	Form of Restricted Stock Units Agreement with 2-year cliff vesting under the 2021 Stock Award and Incentive Plan.

10.5	Form of Restricted Stock Units Agreement with 1-year vesting under the 2021 Stock Award and Incentive Plan.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 4, 2021	By:	/s/Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary